November 23, 2016

Springleaf Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708

DATA INTEGRITY REVIEW

Ladies and Gentlemen:
DynAMC Solutions, LLC (“DynAMC”) performed certain data integrity due diligence services described below, which were agreed to by Springleaf Finance Corporation (the “Client”) and Citigroup Global Markets, Inc. (together with the Client, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of secured and unsecured consumer receivables in conjunction with the proposed offering of Springleaf Funding Trust 2016-A (the “Transaction”).

The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

DUE DILIGENCE PERFORMED

On October 28, 2016, with respect to a total of 94,668 secured and unsecured consumer receivables (the “Assets”), representatives of the Client provided to DynAMC a data tape (the “Data Tape”) and related documentation represented by the Client to be current as of the close of business September 30, 2016. At the Client’s instruction, we randomly selected Assets (the “Sample Population”) from the Data Tape to be included in the review. Subsequent to DynAMC’s review, but prior to securitization, the final Data Tape was provided on November 18, 2016 with related documentation represented by the Client to be current as of the close of business October 31, 2016. In total, one hundred twenty (120) Assets covering approximately 0.13% of the loans within the securitization population were included in the review.

For each of the Assets in the Sample Population, DynAMC performed certain comparisons by collecting data fields from the loan agreement (the “Contract”) and comparing such captured data fields to the information on the Data Tape (the “Review”). The Review involved the ten (10) fields (the “Characteristics”) as listed below:

1. Account Key	6. Monthly Payment
2. Original Term	7. Borrower State
3. State of Origination	8. Origination Principal Balance
4. Asset Type	9. Annual Percentage Rate
5. Origination Date	10. First Payment Date

In addition to the procedures described above, for each of the Assets in the Sample Population, we confirmed the existence of a Loan Agreement and Disclosure Statement which included a Truth-in-Lending Disclosure section.

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The review was conducted via electronic images of secured and unsecured consumer receivable loan documents, including any information obtained from the Client’s loan servicing system, and any other related documents used in support of the Characteristics provided to DynAMC by the Client or its representatives and are collectively referred to hereinafter as the “Receivable Documents.” DynAMC was not requested to perform, and did not perform, a review with respect to the preparation or verification of any of the information set forth on the Receivable Documents. We make no representation concerning the accuracy or completeness of any of the information contained in the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the secured and unsecured consumer receivables reviewed as part of the Sample Population.

FINDINGS

The results of the Review indicated that the Characteristics were in agreement with the final Data Tape (the “Securitization Data Tape”). As such, the Review did not identify any data variances between the data collected by Dynamic for the Assets in the Sample Population and information contained on the Securitization Data Tape. In addition, the Review noted that all Assets in the Sample Population contained a Loan Agreement and Disclosure Statement which included a Truth-in-Lending Disclosure section.

DynAMC makes no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Assets underlying the Sample Population or the conformity of their characteristics with those assumed for purposes of the Review described herein, (ii) existence or ownership of the Assets, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. In addition, we make no representation as to questions of legal interpretation or as to the sufficiency of the procedures enumerated in the preceding paragraphs. The information provided to us, including the information set forth in the Sample Population, is the responsibility of the Client.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the Assets with federal, state, and local laws and regulations.

None of the engagement, procedures, or report were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/DynAMC Solutions, LLC

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